SUNSTONE FINANCIAL GROUP, INC.
                      207 East Buffalo Street, Suite 400
                         Milwaukee, Wisconsin 53202
                               (414) 271-5885
                             Fax: (414) 271-5910


February 14, 1997

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, DC 20549


Re:   ICAP Funds, Inc.
      (33-86006;811-8850)
      Filing Pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940


Ladies and Gentlemen:

On behalf of the above-referenced registered investment company, transmitted herewith for filing pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940, as amended, is the Fund's Annual Report for the year ending December 31, 1996. Questions regarding this filing may be directed to the undersigned at (414) 271-5885.

Sincerely,


/s/ Constance Dye Shannon

Constance Dye Shannon
Legal and Compliance Manager

cc:    Carol Gehl, Esq.


Encl.



ICAP
ANNUAL REPORT

December 31, 1996


ICAP Funds

Discretionary Equity Portfolio

Equity Portfolio

                               TABLE OF CONTENTS

                                                             page

Letter to Shareholders                                          1

Investment Highlights                                           4

Schedules of Investments
  Discretionary Equity Portfolio                                6
  Equity Portfolio                                             10

Statements of Assets and Liabilities                           14

Statements of Operations                                       15

Statements of Changes in Net Assets
  Discretionary Equity Portfolio                               16
  Equity Portfolio                                             17

Financial Highlights
  Discretionary Equity Portfolio                               18
  Equity Portfolio                                             19

Notes to Financial Statements                                  20



                                  January 1997


                               Dear Shareholder:

The ICAP Funds closed their second year on a successful note. The Discretionary Equity Portfolio had a total return of 25.6%, while the Equity Portfolio delivered 26.3%. These returns compare to 23.0% for the S&P 500, and 22.0% for the S&P Value Index. The returns of both ICAP Portfolios placed them in the top quartile of the Lipper Growth and Income category<F1> and the Large Value Morningstar category<F2>. In fact, for the two year period since inception, the Equity and Discretionary Equity Portfolios ranked in the top 3% and 10%, respectively, of the Lipper Growth and Income Category<F3>.

In our mid-year report, we were concerned that a stronger-than-expected domestic economy could lead to higher short-term interest rates and weakness in stocks, particularly small, "unseasoned" issues. Almost immediately, there was a sharp correction in the stock market, which hit smaller stocks very hard. However, the economy moderated into the fall, interest rates softened (modestly) and better quality stocks resumed their uptrend.

As we pass into the new year, we remain optimistic that the U.S. economy is on solid ground. Employment gains have been solid, real incomes are growing, inventories are lean and American manufacturers are very competitive, despite a healthy rise in the dollar. The outlook for the rest of the world is more subdued. Japan remains bogged down with their weak banking and real estate sectors, and is now facing a period of less stimulative government spending. Conditions in Europe also remain soft as fiscal policy is expected to stay tight for the next couple of years as countries prepare for a common currency. The silver lining to economic weakness overseas is that GLOBAL interest rates are expected to stay subdued.

Inflation is expected to remain moderate. Global capacity utilization is soft. In addition, productivity gains from the widespread implementation of technology as it applies to many manufacturing and service sectors, as well as the lower trend of health care costs, are likely to mute any cost pressures that may show up in the domestic economy. However, we would still characterize the market as having only NEUTRAL attraction. We would not expect any large scale retreat in equity prices without a tightening of Federal Reserve policy (and even that would be coming in the context of a relatively accommodative Bank of Japan and Bundesbank). As long as the easy availability of credit is mixed with excess GLOBAL industrial capacity, valuations can remain high and the liquidity to support stock prices should not be choked off.

As we look out into 1997 we would also expect a possible cut in the capital gains tax rate and the high level of corporate merger and acquisition activity (highlighted in the ICAP Funds during the fourth quarter by the takeover fight for Conrail which was a significant holding in each Portfolio), to be further props for the market. Another positive sign is that the extreme level of speculation witnessed in the second quarter of 1996 (led by numerous Internet IPO's) has subsided. Although we expect the combination of a low level of nominal GDP growth, and potentially tighter labor markets, to squeeze profit margins and cause indigestion for many individual companies (and their respective stocks), overall corporate profits should rise by 6-8% and the market should deliver a similar return. However, another year of large double-digit gains is unlikely.

We at ICAP continue to feel that these market conditions will continue to favor the type of bottom-up stock selection that we have practiced since 1970. We feel that our focus on corporate restructurings (including those that are increasingly going on in Europe) remains appropriate. We also continue to feel that our SELL DISCIPLINE will be important in helping us avoid problem stocks and in minimizing the damage from those mistakes which we inevitably will make. The economic conditions we outlined above (a low rate of nominal GDP growth coupled with modestly higher labor costs), will result in a variety of earnings disappointments. The trick for most managers will be in avoiding these torpedoes.

Of the twelve key restructuring candidates that we outlined in our mid-year report, ten remain in the portfolio (Mobil and Hoechst having been sold after hitting their targets). These dozen names averaged a 15.2% return in the second half of 1996 (versus 11.7% for the S&P 500). Additional restructuring names, including Rhone-Poulenc, Nynex, Elf Aquitaine, Banc One and CS Holdings have been added to each Portfolio. As we have discussed in prior letters, we feel that large companies which are reconfiguring their business mix by hiving off weaker units, or monetizing "crown jewels," provide an excellent low risk, high reward approach to coping with today's overall valuation and business climate. Our highly skilled, and disciplined, investment TEAM continues to comb the major stock exchanges of the world in search of more such vehicles. In working to provide you with better returns, our analysts are particularly interested in ascertaining the dedication, and motivation, of the managements of these companies. Stocks of this nature are more likely to yield positive surprises in the demanding investment environment that we expect in 1997.

In closing, I would also like to extend a personal note of thanks to your outside directors, Dr. James Gentry, Joseph (Andy) Hays and Harold Nations, who add value to your Portfolios by scrutinizing both administrative and investment issues on your behalf. Their questions and suggestions help add value above and beyond that provided by Institutional Capital (your investment adviser).

Thank you for your continuing support of the ICAP Funds.

Very truly yours,

/s/ Robert H. Lyon

Robert H. Lyon
President

<F1>   Source, Lipper Analytical Services.
<F2>   Source, Morningstar.
<F3>   Past performance is no guarantee of future results. In the absence of existing fee waivers, total returns would be reduced. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                             INVESTMENT HIGHLIGHTS
                      ICAP DISCRETIONARY EQUITY PORTFOLIO

                                  TOTAL RETURN


                        12/31/94    3/31/95     6/30/95     9/30/95      12/31/95    3/31/96     6/30/96     9/30/96    12/31/96
-----------------------------------------------------------------------------------------------------------------------------------
ICAP Discretionary
  Equity Portfolio    100,000.00   108,812.40  122,344.82  131,897.92   135,211.67  145,950.46  148,276.61  153,348.78  169,759.05
S&P 500 Stock Index   100,000.00   109,736.55  120,212.78  129,765.13   137,577.90  144,962.49  151,467.82  156,149.13  169,165.68

This chart assumes an initial gross investment of $100,000 made on 12/31/94. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.


PORTFOLIO TOTAL RETURN
FOR THE PERIOD ENDED 12/31/96
---------------------------------------------------------------------
ONE YEAR                                     25.6%

AVERAGE ANNUAL SINCE COMMENCEMENT            30.3%


                              SECTOR BREAKDOWN

                              ICAP DISCRETIONARY
                              EQUITY PORTFOLIO         S&P 500 STOCK INDEX
------------------------------------------------------------------------------
Basic Industries                     7.9                        5.8
Capital Equipment-Technology         7.4                       13.0
Capital Spending                     7.5                        9.3
Consumer Durables                    2.9                        2.9
Consumer Services                   13.2                        4.9
Consumer Staples                     4.2                       12.8
Energy                               6.1                       10.1
Financial                           15.2                       15.1
Healthcare                          15.1                       10.3
Retail                               4.5                        5.0
Transportation                       7.2                        1.5
Utilities                            8.8                        9.3

                             INVESTMENT HIGHLIGHTS

                             ICAP EQUITY PORTFOLIO

                                  TOTAL RETURN


                     12/31/94      3/31/95      6/30/95     9/30/95     12/31/95     3/31/96       6/30/96    9/30/96     12/31/96
-----------------------------------------------------------------------------------------------------------------------------------
ICAP Equity
  Portfolio         100,000.00   109,246.39   123,850.87   134,727.64  138,853.00   150,466.83  152,460.84   157,784.04  175,313.64
S&P 500 Stock
  Index             100,000.00   109,736.55   120,212.78   129,765.13  137,577.90   144,962.49  151,467.82   156,149.13  169,165.68

This chart assumes an initial gross investment of $100,000 made on 12/31/94. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.


PORTFOLIO TOTAL RETURN
FOR THE PERIOD ENDED 12/31/96
---------------------------------------------------------------------
ONE YEAR                                  26.3%

AVERAGE ANNUAL SINCE COMMENCEMENT         32.4%


                               SECTOR BREAKDOWN

                              ICAP EQUITY PORTFOLIO    S&P 500 STOCK INDEX
-------------------------------------------------------------------------------
Basic Industries                        7.8                     5.8
Capital Equipment-Technology            9.0                    13.0
Capital Spending                        9.1                     9.3
Consumer Durables                       4.0                     2.9
Consumer Services                      12.7                     4.9
Consumer Staples                        4.8                    12.8
Energy                                  3.1                    10.1
Financial                              15.1                    15.1
Healthcare                             14.8                    10.3
Retail                                  4.6                     5.0
Transportation                          6.7                     1.5
Utilities                               8.3                     9.3



                         DISCRETIONARY EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS

                               December 31, 1996
-------------------------------------------------------------------------------
 NUMBER
OF SHARES                                                  VALUE
-------------------------------------------------------------------------------
            COMMON STOCKS  93.89%

            AUTOS & TRUCKS 2.77%
 54,700     General Motors Corp.                      $ 3,049,525
                                                     ------------

            BANKS & FINANCE 9.31%
 56,100     Banc One Corp.                              2,412,300
 25,795     Citicorp                                    2,656,885
 82,800     CS Holdings - ADR                           2,119,680
 11,400     Wells Fargo & Co.                           3,075,150
                                                     ------------
                                                       10,264,015
                                                     ------------

            CHEMICALS 6.76%
 35,650     Dow Chemical Co.                            2,794,069
 29,292     Du Pont (E.I.) de Nemours & Co.             2,764,432
 36,700     Grace (W.R.) & Co.                          1,899,225
                                                     ------------
                                                        7,457,726
                                                     ------------

            COMMUNICATIONS 1.92%
 34,550     Motorola, Inc.                              2,120,506
                                                     ------------

            COMPUTER SYSTEMS 2.52%
 18,442     International Business Machines Corp.       2,784,742
                                                     ------------

            DEFENSE 7.16%
 32,000     Boeing Co.                                  3,404,000
 25,450     Northrop Grumman Corp.                      2,105,988
 49,500     Raytheon Co.                                2,382,188
                                                     ------------
                                                        7,892,176
                                                     ------------

            DRUGS & SUPPLIES 10.96%
 44,194     American Home Products Corp.                2,590,873
 26,600     Bristol-Myers Squibb                        2,892,750
 65,512     Novartis AG - ADR                           3,739,425
 84,600     Rhone-Poulenc SA - ADR                      2,865,825
                                                     ------------
                                                       12,088,873
                                                     ------------

            ELECTRONICS 1.07%
 54,700     General Instrument Corp.<F4>                1,182,888
                                                     ------------

See notes to financial statements.



                         DISCRETIONARY EQUITY PORTFOLIO
                        SCHEDULE OF INVESTMENTS(CONT'D.)

                               December 31, 1996
-------------------------------------------------------------------------------
 NUMBER
OF SHARES                                                  VALUE
-------------------------------------------------------------------------------

            ENTERTAINMENT 6.24%
 72,100     Host Marriott International Corp.<F4>      $1,153,600
 49,500     ITT Corp.<F4>                               2,147,063
 89,500     Philips Electronics N.V.                    3,580,000
                                                      -----------
                                                        6,880,663
                                                      -----------

            FINANCIAL - MISCELLANEOUS 2.52%
 61,166     Travelers Group, Inc.                       2,775,407
                                                      -----------

            FOOD, TOBACCO & BEVERAGE 2.15%
 25,150     Loews Corp.                                 2,370,387
                                                      -----------

            HEALTHCARE - MISCELLANEOUS 3.40%
 26,200     Aetna, Inc.                                 2,096,000
 75,550     Tenet Healthcare Corp.<F4>                  1,652,656
                                                      -----------
                                                        3,748,656
                                                      -----------

            INSURANCE 2.71%
 51,693     Allstate Corp.                              2,991,732
                                                      -----------

            MEDIA 2.80%
 63,050     Dun and Bradstreet Corp.                    1,497,437
 45,400     Scripps (E.W.) Co.                          1,589,000
                                                      -----------
                                                        3,086,437
                                                      -----------

            METALS 0.74%
 35,400     Allegheny Teledyne Corp.                      814,200
                                                      -----------

            OILS 5.86%
 37,816     Amoco Corp.                                 3,044,188
 75,500     Elf Aquitaine - ADR                         3,416,375
                                                      -----------
                                                        6,460,563
                                                      -----------

            RETAIL 4.26%
 64,642     Federated Department Stores, Inc.<F4>       2,205,908
108,900     Wal-Mart Stores, Inc.                       2,491,088
                                                      -----------
                                                        4,696,996
                                                      -----------
            SERVICES - MISCELLANEOUS 3.57%
 76,300     Peninsular & Oriental - ADR                 1,540,497
 73,600     WMX Technologies, Inc.                      2,401,200
                                                      -----------
                                                        3,941,697
                                                      -----------

See notes to financial statements.



                         DISCRETIONARY EQUITY PORTFOLIO
                        SCHEDULE OF INVESTMENTS(CONT'D.)

                               December 31, 1996

-------------------------------------------------------------------------------
 NUMBER
OF SHARES                                                  VALUE
-------------------------------------------------------------------------------

            TELEPHONE 8.42%
 81,800     MCI Communications Corp.                $   2,673,838
 68,200     Nynex Corp.                                 3,282,125
 90,700     Pacific Telesis Group                       3,333,225
                                                    -------------
                                                        9,289,188
                                                    -------------

            TOYS 1.90%
 37,800     Hasbro, Inc.                                1,469,475
 22,553     Mattel, Inc.                                  625,846
                                                    -------------
                                                        2,095,321
                                                    -------------

            TRANSPORTATION 6.85%
 23,800     AMR Corp.<F4>                               2,097,375
 29,034     Burlington Northern Santa Fe Corp.          2,507,812
 49,010     Union Pacific Corp.                         2,946,726
                                                    -------------
                                                        7,551,913
                                                    -------------

            TOTAL COMMON STOCKS
              (cost $88,477,800)                      103,543,611
                                                    -------------

            PREFERRED STOCK 1.51%

            COMMUNICATIONS 1.51%
 29,000     Nokia Corp. Preferred ADS                   1,667,500
                                                    -------------

            TOTAL PREFERRED STOCK
              (cost $1,084,927)                         1,667,500
                                                    -------------

See notes to financial statements.


                         DISCRETIONARY EQUITY PORTFOLIO
                        SCHEDULE OF INVESTMENTS(CONT'D.)

                               December 31, 1996

-------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                    VALUE
-------------------------------------------------------------------------------

            SHORT-TERM INVESTMENTS 4.56%

            DISCOUNTED COMMERCIAL PAPER 2.44%
$2,700,000  Lucent Technologies, 5.35%, 1/29/97   $     2,689,026
                                                  ---------------

            MONEY MARKET 2.12%
2,336,565   Money Market Fiduciary                      2,336,565
                                                  ---------------


            TOTAL SHORT-TERM INVESTMENTS
              (cost $5,025,591)                         5,025,591
                                                  ---------------

            TOTAL INVESTMENTS 99.96%
              (cost $94,588,318)                      110,236,702

            Cash and Other Assets,
              less Liabilities 0.04%                       43,125
                                                  ---------------

            NET ASSETS 100.00%                       $110,279,827
                                                  ===============


See notes to financial statements.
<F4> Non-income producing



                                EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS

                               December 31, 1996

-------------------------------------------------------------------------------
 NUMBER
OF SHARES                                                  VALUE
-------------------------------------------------------------------------------

            COMMON STOCKS  93.01%

            AUTOS & TRUCKS 3.35%
  89,500    General Motors Corp.                      $ 4,989,625
                                                      -----------

            BANKS & FINANCE 8.95%
  69,200    Banc One Corp.                              2,975,600
  36,605    Citicorp                                    3,770,315
 103,400    CS Holdings - ADR                           2,647,040
  14,650    Wells Fargo & Co.                           3,951,838
                                                      -----------
                                                       13,344,793
                                                      -----------

            BUILDING 0.49%
  10,500    Armstrong World Industries, Inc.              729,750
                                                      -----------

            CHEMICALS 6.44%
  45,550    Dow Chemical Co.                            3,569,981
  38,958    Du Pont (E.I.) de Nemours & Co.             3,676,661
  45,600    Grace (W.R.) & Co.                          2,359,800
                                                      -----------
                                                        9,606,442
                                                      -----------

            COMMUNICATIONS 1.86%
  45,300    Motorola, Inc.                              2,780,288
                                                      -----------

            COMPUTER SYSTEMS 3.55%
  35,058    International Business Machines Corp.       5,293,758
                                                      -----------

            DEFENSE 6.86%
  41,200    Boeing Co.                                  4,382,650
  31,900    Northrop Grumman Corp.                      2,639,725
  66,600    Raytheon Co.                                3,205,125
                                                      -----------
                                                       10,227,500
                                                      -----------

            DRUGS & SUPPLIES 10.77%
  59,056    American Home Products Corp.                3,462,158
  40,400    Bristol-Myers Squibb                        4,393,500
  82,113    Novartis AG - ADR                           4,687,010
 103,700    Rhone-Poulenc SA - ADR                      3,512,838
                                                      -----------
                                                       16,055,506
                                                      -----------

See notes to financial statements.



                                EQUITY PORTFOLIO
                        SCHEDULE OF INVESTMENTS(CONT'D.)

                               December 31, 1996

-------------------------------------------------------------------------------
 NUMBER
OF SHARES                                                  VALUE
-------------------------------------------------------------------------------

            ELECTRONICS 1.04%
  71,700    General Instrument Corp.<F5>               $1,550,512
                                                      -----------

            ENTERTAINMENT 5.71%
  97,200    Host Marriott International Corp.<F5>       1,555,200
  59,900    ITT Corp.<F5>                               2,598,163
 109,230    Philips Electronics N.V.                    4,369,200
                                                      -----------
                                                        8,522,563
                                                      -----------

            FINANCIAL - MISCELLANEOUS 2.59%
  85,100    Travelers Group, Inc.                       3,861,412
                                                      -----------

            FOOD, TOBACCO & BEVERAGE 2.56%
  40,450    Loews Corp.                                 3,812,412
                                                      -----------

            HEALTHCARE - MISCELLANEOUS 3.28%
  35,250    Aetna, Inc.                                 2,820,000
  94,900    Tenet Healthcare Corp.<F5>                  2,075,938
                                                      -----------
                                                        4,895,938
                                                      -----------

            INSURANCE 2.84%
  73,150    Allstate Corp.                              4,233,556
                                                      -----------

            MEDIA 2.86%
  81,500    Dun and Bradstreet Corp.                    1,935,625
  61,500    New York Times Co., Class A                 2,337,000
                                                      -----------
                                                        4,272,625
                                                      -----------

            METALS 0.84%
  54,300    Allegheny Teledyne Corp.                    1,248,900
                                                      -----------

            NON-DEFENSE CAPITAL SPENDING 1.83%
  95,500    AGCO Corp.                                  2,733,687
                                                      -----------

            OILS 2.94%
  97,000    Elf Aquitaine - ADR                         4,389,250
                                                      -----------

            RETAIL 4.39%
  93,608    Federated Department Stores, Inc.<F5>       3,194,373
 146,500    Wal-Mart Stores, Inc.                       3,351,188
                                                      -----------
                                                        6,545,561
                                                      -----------

See notes to financial statements.



                                EQUITY PORTFOLIO
                        SCHEDULE OF INVESTMENTS(CONT'D.)

                               December 31, 1996

-------------------------------------------------------------------------------
 NUMBER
OF SHARES                                                  VALUE
-------------------------------------------------------------------------------

            SERVICES - MISCELLANEOUS 3.54%
 101,300    Peninsular & Oriental - ADR            $    2,045,247
  99,100    WMX Technologies, Inc.                      3,233,138
                                                      -----------
                                                        5,278,385
                                                      -----------

            TELEPHONE 7.93%
 128,100    MCI Communications Corp.                    4,187,269
  86,600    Nynex Corp.                                 4,167,625
  94,350    Pacific Telesis Group                       3,467,362
                                                      -----------
                                                       11,822,256
                                                      -----------

            TOYS 1.98%
  48,600    Hasbro, Inc.                                1,889,325
  38,273    Mattel, Inc.                                1,062,076
                                                      -----------
                                                        2,951,401
                                                      -----------

            TRANSPORTATION 6.41%
  31,550    AMR Corp.<F5>                               2,780,344
  36,166    Burlington Northern Santa Fe Corp.          3,123,838
  60,690    Union Pacific Corp.                         3,648,986
                                                      -----------
                                                        9,553,168
                                                      -----------

            TOTAL COMMON STOCKS
              (cost $120,836,433)                     138,699,288
                                                      -----------

            PREFERRED STOCK 2.10%

            COMMUNICATIONS 2.10%
  54,550    Nokia Corp. Preferred ADS                   3,136,625
                                                      -----------

            TOTAL PREFERRED STOCK
              (cost $2,160,368)                         3,136,625
                                                      -----------

See notes to financial statements.



                                EQUITY PORTFOLIO
                        SCHEDULE OF INVESTMENTS(CONT'D.)

                               December 31, 1996
-------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                    VALUE
-------------------------------------------------------------------------------

            SHORT-TERM INVESTMENTS 4.81%

            MONEY MARKET 4.81%
$7,170,249  Money Market Fiduciary                  $   7,170,249
                                                      -----------

            TOTAL SHORT-TERM INVESTMENTS
              (cost $7,170,249)                         7,170,249
                                                      -----------

            TOTAL INVESTMENTS 99.92%
              (cost $130,167,050)                     149,006,162

            Cash and Other Assets,
              less Liabilities 0.08%                      118,448
                                                      -----------

            NET ASSETS 100.00%                       $149,124,610
                                                    =============

See notes to financial statements.
<F5> Non-income producing



                                ICAP FUNDS, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES

                               December 31, 1996

-------------------------------------------------------------------------------
                                                DISCRETIONARY
                                                    EQUITY            EQUITY
                                                  PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $94,588,318
  and $130,167,050, respectively)               $110,236,702      $149,006,162
Interest and dividends receivable                    156,786           203,909
Deferred organization costs                           21,776            21,775
Prepaid blue sky fees                                 18,234            17,230
                                                ------------      ------------
     Total Assets                                110,433,498       149,249,076
                                                ------------      ------------

LIABILITIES:
Accrued expenses                                      57,909            69,229
Accrued investment advisory fee                       43,660            55,237
Other liabilities                                     52,102                 -
                                                ------------      ------------
     Total Liabilities                               153,671           124,466
                                                ------------      ------------

NET ASSETS                                      $110,279,827      $149,124,610
                                                ============      ============

NET ASSETS CONSIST OF:
Capital stock                                   $     37,318      $     47,855
Paid-in-capital in excess of par                  95,128,555       130,536,547
Undistributed net investment income                   38,117            40,435
Distributions in excess of book net realized gain
  on investments                                   (572,547)         (339,339)
Net unrealized appreciation on investments        15,648,384        18,839,112
                                                ------------      ------------

NET ASSETS                                      $110,279,827      $149,124,610
                                                ============      ============


CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                       100,000,000       100,000,000
Issued and outstanding                             3,731,749         4,785,550

NET ASSET VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE                              $29.55            $31.16
                                                      ======            ======
See notes to financial statements.



                                ICAP FUNDS, INC.
                            STATEMENTS OF OPERATIONS

                      For the Year Ended December 31, 1996

-------------------------------------------------------------------------------
                                                DISCRETIONARY
                                                    EQUITY            EQUITY
                                                  PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                       $1,671,155<F6>    $1,655,907<F7>
Interest                                             252,813           103,162
                                                ------------      ------------
                                                   1,923,968         1,759,069
                                                ------------      ------------
EXPENSES:
Investment advisory fees                             715,273           723,879
Fund administration and accounting fees              126,877           127,854
Federal and state registration fees                   47,850            53,030
Directors' fees and expenses                          21,499            21,517
Legal fees                                            21,243            21,251
Shareholder servicing                                 17,469            17,211
Custody fees                                          16,695            17,629
Audit fees                                             9,863             9,863
Amortization of organization costs                     7,257             7,257
Reports to shareholders                                6,784             6,551
Other                                                  5,020             4,848
                                                    --------          --------


Total expenses before waiver                         995,830         1,010,890
Waiver of expenses by adviser                      (280,557)         (287,011)
                                                  ----------        ----------
Net expenses                                         715,273           723,879
                                                  ----------        ----------

NET INVESTMENT INCOME                              1,208,695         1,035,190
                                                  ----------        ----------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:
Net realized gain on investments                   6,299,055         5,779,806
Change in unrealized appreciation on investments  13,371,227        15,258,719
                                                 -----------       -----------

Net gain on investments                           19,670,282        21,038,525
                                                 -----------       -----------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                  $20,878,977       $22,073,715
                                                 ===========       ===========

<F6>  Net of $47,016 in foreign withholding taxes.
<F7>  Net of $30,827 in foreign withholding taxes.

See notes to financial statements.



                                ICAP FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS


-------------------------------------------------------------------------------
                                               DISCRETIONARY      DISCRETIONARY
                                                  EQUITY             EQUITY
                                                 PORTFOLIO          PORTFOLIO
                                                YEAR ENDED         YEAR ENDED
                                               DEC. 31, 1996      DEC. 31, 1995
-------------------------------------------------------------------------------

OPERATIONS:
Net investment income                          $   1,208,695     $     303,024
Net realized gain on investments                   6,299,055         1,751,535
Change in unrealized appreciation
   on investments                                 13,371,227         2,277,157
                                                  ----------         ---------
Net increase in net assets resulting
   from operations                                20,878,977         4,331,716
                                                  ----------         ---------

DISTRIBUTIONS PAID FROM:
Net investment income                            (1,180,843)         (300,886)
Net realized gain on investments                 (6,853,187)       (1,751,535)
In excess of book net realized gain
   on investments                                          -          (18,415)
                                                 -----------       -----------
Net decrease in net assets resulting from
   distributions paid                            (8,034,030)       (2,070,836)
                                                 -----------       -----------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                       60,577,180        33,190,611
Shares issued to holders in reinvestment
  of distributions                                 7,940,201         1,982,225
Shares redeemed                                  (8,444,934)         (170,283)
                                                 -----------         ---------
Net increase in net assets resulting from
   capital share transactions                     60,072,447        35,002,553
                                                 -----------       -----------
TOTAL INCREASE IN NET ASSETS                      72,917,394        37,263,433

NET ASSETS:
Beginning of year                                 37,362,433            99,000
                                                 -----------       -----------
End of year                                     $110,279,827       $37,362,433
                                                ============       ===========


See notes to financial statements.



                                ICAP FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS


-------------------------------------------------------------------------------
                                                  EQUITY             EQUITY
                                                 PORTFOLIO          PORTFOLIO
                                                YEAR ENDED         YEAR ENDED
                                               DEC. 31, 1996      DEC. 31, 1995
-------------------------------------------------------------------------------

OPERATIONS:
Net investment income                          $   1,035,190     $     356,342
Net realized gain on investments                   5,779,806         2,362,765
Change in unrealized appreciation
   on investments                                 15,258,719         3,580,393
                                                  ----------         ---------
Net increase in net assets resulting
   from operations                                22,073,715         6,299,500
                                                  ----------         ---------

DISTRIBUTIONS PAID FROM:
Net investment income                              (998,870)         (356,342)
In excess of book net investment income                    -           (4,012)
Net realized gain on investments                 (6,104,860)       (2,362,765)
In excess of book net realized gain
   on investments                                          -          (14,285)
                                                 -----------       -----------
Net decrease in net assets resulting from
   distributions paid                            (7,103,730)       (2,737,404)
                                                 -----------       -----------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                      101,599,973        42,888,716
Shares issued to holders in reinvestment
  of distributions                                 6,875,245         2,429,267
Shares redeemed                                 (21,108,211)       (2,093,461)
                                                 -----------         ---------
Net increase in net assets resulting from
   capital share transactions                     87,367,007        43,224,522
                                                 -----------       -----------
TOTAL INCREASE IN NET ASSETS                     102,336,992        46,786,618

NET ASSETS:
Beginning of year                                 46,787,618             1,000
                                                 -----------       -----------
End of year                                     $149,124,610       $46,787,618
                                                ============       ===========

See notes to financial statements.



                                ICAP FUNDS, INC.
                              FINANCIAL HIGHLIGHTS


-------------------------------------------------------------------------------
                                               DISCRETIONARY      DISCRETIONARY
                                                   EQUITY            EQUITY
                                                 PORTFOLIO          PORTFOLIO
                                                 YEAR ENDED        YEAR ENDED
(For a share outstanding throughout the year)  DEC. 31, 1996   DEC. 31, 1995<F8>
-------------------------------------------------------------------------------

Net asset value, beginning of year                    $25.42            $20.00

Income from investment operations:
  Net investment income                                 0.36              0.31
  Net realized and unrealized gain on investments       6.09              6.70
                                                      ------             -----
    Total income from investment operations             6.45              7.01
                                                      ------             -----
Less distributions:
  From net investment income                          (0.36)            (0.31)
  From net realized gain on investments               (1.96)            (1.27)
  In excess of book net realized gain on investments       -            (0.01)
                                                      ------            ------
    Total distributions                               (2.32)            (1.59)
                                                      ------            ------
Net asset value, end of year                          $29.55            $25.42
                                                      ======            ======
Total return                                          25.55%            35.21%

Supplemental data and ratios:
  Net assets, end of year (in thousands)            $110,280           $37,362
  Ratio of expenses to average net assets<F9>          0.80%             0.80%
  Ratio of net investment income to average
    net assets<F9>                                     1.35%             1.71%
  Portfolio turnover rate                               138%              102%
  Average commission rate paid on portfolio
    investment transactions                          $0.0356               N/A


<F8> Commencement of operations January 1, 1995.
<F9> Net of waivers by ICAP. Without waivers of expenses, the ratio of expenses to average net assets would have been 1.11% and 1.56%, and the ratio of net investment income to average net assets would have been 1.04% and 0.95% for the years ended December 31, 1996 and December 31, 1995, respectively.

See notes to financial statements.



                                ICAP FUNDS, INC.
                              FINANCIAL HIGHLIGHTS


-------------------------------------------------------------------------------
                                                   EQUITY            EQUITY
                                                 PORTFOLIO          PORTFOLIO
                                                 YEAR ENDED        YEAR ENDED
(For a share outstanding throughout the year)  DEC. 31, 1996   DEC. 31,1995<F10>
-------------------------------------------------------------------------------

Net asset value, beginning of year                    $26.03            $20.00

Income from investment operations:
  Net investment income                                 0.31              0.28
  Net realized and unrealized gain on investments       6.49              7.45
                                                      ------             -----
    Total income from investment operations             6.80              7.73
                                                      ------             -----
Less distributions:
  From net investment income                          (0.30)            (0.28)
  From net realized gain on investments               (1.37)            (1.41)
  In excess of book net realized gain on investments       -            (0.01)
                                                      ------            ------
    Total distributions                               (1.67)            (1.70)
                                                      ------            ------
Net asset value, end of year                          $31.16            $26.03
                                                      ======            ======
Total return                                          26.26%            38.85%

Supplemental data and ratios:
  Net assets, end of year (in thousands)            $149,125           $46,788
  Ratio of expenses to average net assets<F11>         0.80%             0.80%
  Ratio of net investment income to average
    net assets<F11>                                    1.15%             1.49%
  Portfolio turnover rate                               125%              105%
  Average commission rate paid on portfolio
    investment transactions                          $0.0365               N/A


<F10>  Commencement of operations January 1, 1995.
<F11>  Net of waivers by ICAP. Without waivers of expenses, the ratio of expenses to average net assets would have been 1.12% and 1.44%, and the ratio of net investment income to average net assets would have been 0.83% and 0.85% for the years ended December 31, 1996 and December 31, 1995, respectively.

See notes to financial statements.



                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996

                                1. Organization

ICAP Funds, Inc. ("ICAP") was incorporated on November 1, 1994 under the laws of the State of Maryland and is registered as an open-end management investment company under the Investment Company Act of 1940. Both the Discretionary Equity and Equity Portfolios (the "Portfolios") are diversified portfolios of ICAP. The Discretionary Equity and Equity Portfolios issued and sold 4,950 and 50 shares of common stock, respectively ("initial shares") at $20 per share to Institutional Capital Corporation. Institutional Capital Corporation is the investment adviser (the "Adviser") to the Portfolios. Both Portfolios commenced operations on January 1, 1995.

                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by ICAP in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on an exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed to more accurately reflect the fair value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is recognized daily.

b) Federal Income and Excise Taxes - It is each Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Portfolio. Therefore, no federal income or excise tax provision is required.

c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. Dividends differ from book net investment income due to the nondeductible tax treatment of items such as organization costs. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at December 31, 1996, reclassifications were recorded from undistributed net investment income to reduce paid-in capital by $4,064 for both the Discretionary Equity and Equity Portfolios.

d) Short-term Investments - The Portfolios maintain uninvested cash in a bank overnight investment vehicle at their custodian. This may present credit risk to the extent the custodian fails to perform in accordance with the custody agreement. The creditworthiness of the custodian is monitored and this investment is considered to present minimal credit risk by the Portfolios' Adviser.

e) Other - Investment transactions are accounted for on the trade date plus one. The Portfolios determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                          3.Capital Share Transactions

Transactions in shares of the Portfolios were as follows:

                               DISCRETIONARY
                                  EQUITY                       EQUITY
                                 PORTFOLIO                   PORTFOLIO
                         -------------------------  ---------------------------
                           YEAR          YEAR           YEAR           YEAR
                          ENDED          ENDED          ENDED          ENDED
                      DEC. 31, 1996  DEC. 31, 1995  DEC. 31, 1996  DEC. 31, 1995
                      -------------  -------------  -------------  -------------

  Shares sold             2,292,674     1,392,981      3,514,078      1,783,850
  Shares issued to
    holders in
    reinvestment of
    distributions           271,211        78,723        222,754         94,610
  Shares redeemed         (301,710)       (7,080)      (748,775)       (81,017)
                         ----------    ----------     ----------     ----------
  Net increase            2,262,175     1,464,624      2,988,057      1,797,443
                         ==========    ==========     ==========     ==========


                           4.Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government obligations, for the Portfolios for the year ended December 31, 1996 are summarized below:

                                 DISCRETIONARY
                                     EQUITY                   EQUITY
                                   PORTFOLIO                PORTFOLIO
                               ------------------        ----------------

            Purchases              $164,745,702           $186,468,500
            Sales                  $113,677,828           $111,724,339


There were no purchases or sales of U.S. government obligations. At December 31, 1996, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $95,160,869 and $130,506,391 for the Discretionary Equity and Equity Portfolios, respectively, were as follows:

                                 DISCRETIONARY
                                     EQUITY                   EQUITY
                                   PORTFOLIO                PORTFOLIO
                                ----------------        -----------------

            Appreciation           $15,741,387              $19,489,660
            Depreciation             (665,554)                 (989,889)
                                  ------------              ------------
            Net appreciation on
                investments        $15,075,833              $18,499,771
                                   ===========              ===========


For the year ended December 31, 1996, 100% of dividends paid from net investment income, excluding short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of both the Discretionary Equity and Equity Portfolios.

                        5.Investment Advisory Agreement

The Portfolios have an agreement with the Adviser, with whom certain officers and directors of ICAP are affiliated, to furnish investment advisory services to the Portfolios. Under the terms of this agreement, the Portfolios will pay the Adviser a monthly fee at the annual rate of 0.80% of average net assets. If the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 0.80%, the Adviser has agreed to voluntarily reimburse the Portfolios for the amount of such excess.



REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of the ICAP Funds, Inc.

We have audited the accompanying statements of assets and liabilities of the ICAP Funds, Inc. (the "Fund") (comprising, respectively, the Discretionary Equity and the Equity Portfolios), including the schedules of investments in securities, as of December 31, 1996, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting ICAP Funds, Inc., as of December 31, 1996, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
January 24, 1997


DIRECTORS

Pamela H. Conroy
 Senior Vice President and Director,
 Institutional Capital Corp.

Dr. James A. Gentry
 Professor of Finance,
 University of Illinois

Joseph A. Hays
 Retired Vice President/Corporate Relations,
 Tribune Company

Robert H. Lyon
 President, Chief Investment Officer
    and Director,
 Institutional Capital Corp.

Gary S. Maurer
 Executive Vice President and Director,
 Institutional Capital Corp.

Harold W. Nations
 Partner,
 Shefsky & Froelich Ltd.

Donald D. Niemann
 Executive Vice President and Director,
 Institutional Capital Corp.

Barbara C. Schanmier
 Vice President and Director,
 Institutional Capital Corp.


OFFICERS

Robert H. Lyon
President

Pamela H. Conroy
Vice President and Treasurer

Donald D. Niemann
Vice President and Secretary


INVESTMENT ADVISER

Institutional Capital Corporation
225 West Wacker Drive, Suite 2400
Chicago, Illinois 60606


CUSTODIAN

UMB Bank, n.a.
928 Grand Avenue
Kansas City, Missouri 64141


TRANSFER AGENT
AND DIVIDEND-
DISBURSING AGENT

Sunstone Investor Services, LLC
207 East Buffalo Street, Suite 315
P.O. Box 2160
Milwaukee, Wisconsin 53201-2160


ADMINISTRATOR AND
FUND ACCOUNTANT

Sunstone Financial Group, Inc.
207 East Buffalo Street, Suite 400
Milwaukee, Wisconsin 53202


AUDITORS

Coopers & Lybrand L.L.P.
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202


LEGAL COUNSEL

Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202



    This financial statement is submitted for the general information of the shareholders of the ICAP Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


ICAP Funds, Inc.
225 West Wacker Drive
Suite 2400
Chicago, IL  60606